SCHEDULE 14A


                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) Limited
  ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously PAID:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                            IMPORTANT PROXY MATERIALS
                            -------------------------

April [  ], 2005

Dear Shareholder:

The Board of Directors believes that the time is right to change certain fundamental investment policies which presently apply to the Company. Accordingly, a special meeting of shareholders of ASA (Bermuda) Limited will be held on June [9], 2005 to consider and vote on the proposed changes to these policies. As you may know, the Company is subject to a number of fundamental policies relating to the diversification of its portfolio and the concentration of its investments inside and outside of South Africa. Because of structural changes in the gold mining industry, certain of these policies hamper the Company in implementing its investment strategy. Accordingly, the Board of Directors seeks shareholder approval of certain changes to the Company's investment policies. If the changes are approved, the Company would continue to focus on investing in companies involved in the mining of gold.

YOUR PARTICIPATION IN THIS INITIATIVE IS CRITICAL. WITHOUT YOUR PARTICIPATION THE COMPANY'S INVESTMENT POLICIES CANNOT BE CHANGED.

The Board believes that the proposed changes in investment policy are necessary due to:

     o decline in gold production by the South African gold mining industry compared to the rest of the world and

     o widespread consolidation of the worldwide gold mining industry resulting in a decline in the number of gold mining companies located in South Africa.

These trends are clearly evidenced in the charts below.

--------------------------------------------------------------------------------

     GOLD PRODUCTION IN THE REPUBLIC OF SOUTH AFRICA (RSA) & THE WORLD

                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

While South Africa will remain an important producer for many years to come, today large gold producers are focusing on exploration and development in regions with better prospects and lower production costs than South Africa. As illustrated by the chart below, the gold mines of the future are likely to be found in Russia, the Far East, South America and the rest of Africa.

     2003 GOLD MINING PRODUCTION             1970 GOLD MINING PRODUCTION
------------------------------------   ----------------------------------------

        [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

(17.3%) RSA                                (67.7%) RSA
(10.6%) AUS                                (5.1%)  Canada
(5.4%)  CAN                                (1.3%)  AUS
(7.7%)  China                              (8.6%)  Other
(6.9%)  Russia                             (3.7%)  USA
(6.6%)  Peru                               (13.7%) Russia
(10.2%) USA
(35.2%) Other
------------------------------------   ----------------------------------------

A further factor constricting the Company's investment in South Africa is the sharp decline in the number of listed companies operating in the gold mining industry in that country. This decline is principally the result of the large scale consolidation which has taken place in the South African gold mining industry. The chart below illustrates the reduction in the number of gold mining companies listed on the JSE Securities Exchange (JSE), the principal stock exchange in South Africa. Of the approximately one dozen issuers currently remaining only 3 are of a size that management believes is appropriate for the Fund's portfolio.


--------------------------------------------------------------------------------
                       NUMBER OF JSE LISTED GOLD COMPANIES

                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

The Company's policies relating to the diversification of its portfolio's and the concentration of its investments place the Company at a competitive disadvantage compared to other gold and precious minerals funds that do not limit investments in any single issuer or by country or geographic region. It is therefore important to the Company's future that the restriction relating to investment in South Africa be set aside so that the Company can pursue the best precious minerals prospects on a global scale. Shareholders should be assured that the main focus of the Company is to remain invested in securities of companies involved in the mining of gold.

At the meeting you will be asked to consider and vote on two other proposals. These proposals seek to change the Company's fundamental investment policy relating to investments of cash and to change the Company's name from "ASA (Bermuda) Limited" back to "ASA Limited".

All of the proposals have been carefully considered by the Board of Directors. THE BOARD BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL. PLEASE VOTE YOUR SHARES PROMPTLY. EVERYTHING YOU NEED TO VOTE IS ENCLOSED AND VOTING IS QUICK AND EASY. We ask that you please sign, date and return the enclosed proxy card by no later than June [XX], 2005. As an alternative to using the proxy card to vote, you can vote through the Internet, by telephone or in person at the Meeting. If you have any questions about the proposals or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc. toll free at [1-800-XXX-XXXX].

Thank you for your vote on these important proposals.

                                           Sincerely,

                                           ROBERT J.A. IRWIN
                                           Chairman, President and Treasurer

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
                -------------------------------------------------
                                 June [9], 2005



NOTICE IS HEREBY  GIVEN  that a  Special  General  Meeting  (the  "Meeting")  of
Shareholders of ASA (Bermuda) Limited (the "Company") will be held on [Thursday], June [9], 2005, at [10:00] A.M., New York City Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10020. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournment thereof.

          1. To approve a change in the Company's diversification status from a diversified to a non- diversified company and to eliminate related fundamental investment restrictions to provide the Company greater investment flexibility.

          2. To eliminate or amend certain fundamental investment restrictions concerning the concentration of the Company's investments inside and outside of South Africa to allow the Company to increase its investments outside of South Africa.

          3. To amend the fundamental investment restriction relating to sale or purchase of commodities to permit the Company to invest in a broader array of precious minerals bullion without limitation.

          4. To amend the fundamental investment restriction relating to investments of cash to expand the Company's liquid investment options.

          5. To change the Company's name from "ASA (Bermuda) Limited" back to "ASA Limited".

Each proposal is discussed in greater detail in the attached Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

The Board of Directors has fixed the close of business on [XXX], 2005 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

                                       By order of the Board of Directors,


                                       Paul K. Wustrack, Jr.
                                       Secretary

April [  ], 2005

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     We invite you to attend the Meeting to vote on these proposals. Any shareholder who does not expect to attend the Meeting is urged to vote by any of the methods described below.

     If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided by the date of the Meeting. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSALS. The appointed proxies will vote, in their discretion, on any other business as may properly come before the Meeting or any adjournment thereof. To avoid the additional expense, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the proxy card to vote, you may vote:

     o    by   telephone,    with   a   toll-free   call   to    [1-877-PRX-VOTE
          (1-877-XXX-XXXX)];

     o through the Internet, at [www.eproxyvote.com/XXX], and by following the instructions on the site; or

     o    in person at the Meeting.

     If you have any questions regarding the proposals or need assistance in voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at [1-800-XXX-XXX].

     If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by our proxy solicitor. The Company or our proxy solicitor will remind you to appoint a proxy.

     If you hold shares in "street name" through a broker or other nominee, you should contact your broker or nominee with your instructions for attendance or voting at the Meeting.

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                     SPECIAL GENERAL MEETING OF SHAREHOLDERS

                                 June [9], 2005


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ASA (Bermuda) Limited ("Company") for use at a Special General Meeting of the Company's shareholders (the "Meeting") to be held on [Thursday], June [9], 2005, at [10:00] A.M. New York City Time, and at any and all adjournments thereof, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10020.

At the Meeting shareholders will be asked to consider and approve changes to the Company's investment policies and restrictions described below. The approximate mailing date of this Proxy Statement, the notice of special general meeting and the proxy card will be [XXX], 2005.

The close of business on [XXX], 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

                   BACKGROUND AND SUMMARY FOR PROPOSED CHANGES

          The proposals seek to change the Company's investment policies and restrictions in response to significant changes in the gold mining industry.

The Board believes that the proposed changes in investment policy are necessary due to:

     o THE SUBSTANTIAL DECREASE IN SOUTH AFRICAN GOLD PRODUCTION ACCOMPANIED BY A SIGNIFICANT INCREASE IN GOLD PRODUCTION OUTSIDE OF SOUTH AFRICA. Gold production in South Africa has fallen by more than 60% in recent decades while gold production in other parts of the world has increased significantly. In 1970 South Africa dominated the world gold market, producing approximately 1,000 tonnes of gold, or more than two-thirds (2/3) of worldwide production. By 2003 South African gold production had dwindled to approximately 375 tonnes, accounting for only about 17% of worldwide production. Today large gold producers are focusing on exploration and development in regions with better prospects and lower production costs than South Africa such as Russia, the Far East, South America and other countries in Africa. This trend is likely to continue. Please see the Appendix to this Proxy Statement for more information on gold production in South Africa and the rest of the world.

     o CONSOLIDATION IN THE GOLD INDUSTRY MEANS THAT THERE ARE FEWER ISSUERS IN WHICH THE COMPANY CAN INVEST. There are far fewer South African companies engaged in gold mining currently than there were even a decade ago. In 1994, there were over 50 South African gold mining companies listed on the JSE Securities Exchange (JSE). By 2004 there were approximately a dozen such companies listed, only three of which management believes are suitable in size for investment by the Company. Under the Company's current investment policies, the
          Company's investment options have been largely limited to these issuers, because the Company has been required to invest more than 50% of its total assets in South African gold mining companies. Please see the Appendix to this Proxy Statement for more information on the decline in the number of gold companies listed on the JSE.

The fundamental investment policies under which the Company currently operates prevent the Company from adapting to the changes in the gold mining industry in several ways.

     o LIMITS THE AMOUNT OF COMPANY ASSETS THAT CAN BE INVESTED IN A SINGLE ISSUER. The Company is limited under both the Investment Company Act and its fundamental investment policies from investing, with respect to 75% of its assets, more than 5% of the Company's total assets in securities of any single issuer or if the Company would hold more than 10% of the outstanding voting securities of that issuer.

     o LIMITS THE AMOUNT OF COMPANY ASSETS THAT CAN BE INVESTED OUTSIDE OF SOUTH AFRICA. Under its fundamental investment policies the Company must invest more than 50% of its total assets in common shares or securities convertible into common shares of companies conducting, as a major portion of their business, gold mining and related activities in South Africa.

THESE RESTRICTIONS PLACE THE COMPANY AT A COMPETITIVE DISADVANTAGE COMPARED TO OTHER GOLD AND PRECIOUS MINERALS FUNDS that do not limit the amount of their investments in a single issuer or in a particular country or geographic region. The Board proposes to address these problems by eliminating or amending certain of the Company's fundamental investment policies and restrictions and changing its Investment Company Act status as set forth below. The proposed changes would give the Company the flexibility to pursue the best gold and other precious minerals prospects on a global scale. The proposed changes do not alter the Company's investment focus. As it has in the past, the Company intends to continue to focus on companies involved in the mining of gold.

For the reasons discussed above, the Company is requesting shareholder approval of the following proposed changes relating to the concentration of its investments inside and outside of South Africa.


PROPOSAL 1
      CURRENT INVESTMENT POLICY OR RESTRICTION                                             PROPOSED CHANGE
      SUB-PROPOSAL 1A
      o  The Company currently operates as a "diversified" company         o  Change the Company's status from a "diversified" to a
         under the Investment Company Act of 1940 which places                "non-diversified" company.
         limitations on the amount of securities which the Company can own in any one issuer.

      SUB-PROPOSAL 1B
      o  Prohibits purchases of securities of any issuer if more than      o  Provide more flexibility by eliminating this
         20%, or under certain circumstances 10%, of the Company's            restriction.
         total assets would be invested in securities of that issuer.

      SUB-PROPOSAL 1C
      o  Prohibits purchases of securities of any issuer if the Company    o  Provide more flexibility by eliminating this
         would own more than 10% of the outstanding securities of that        restriction.
         issuer.
                                                                           o  If Sub-proposals 1A and 1B are approved by
                                                                              shareholders, replace with a non-fundamental policy
                                                                              (meaning it can be changed without a shareholder vote)
                                                                              that prohibits the Company from investing more than
                                                                              20% of its total assets in securities of an issuer.

PROPOSAL 2

       CURRENT INVESTMENT POLICY OR RESTRICTION                                            PROPOSED CHANGE
       o  Requires, among other things, that over 50% of the Company's     o  Broadens the types of gold and precious minerals
          total assets be invested in equity securities of companies          related investments so that at least 80% of the
          principally engaged in gold mining and related activities in        Company's total assets must be invested in:
          South Africa.
                                                                              o  equity securities of companies engaged in the
                                                                                 exploration, mining or processing of gold,
                                                                                 silver, platinum, diamonds or other precious
                                                                                 minerals,

                                                                              o  bullion or other direct forms of gold, silver,
                                                                                 platinum or other precious minerals,

                                                                              o  instruments representing interests in gold, silver,
                                                                                 platinum or other precious minerals and/or

                                                                              o  securities that seek to replicate the price
                                                                                 movement of gold, silver or platinum bullion.

The Company is also seeking shareholder approval to change certain other investment policies to allow it greater investment flexibility, as well as approval to change the Company's name back to "ASA Limited".

PROPOSAL 3
       CURRENT INVESTMENT POLICY OR RESTRICTION                                            PROPOSED CHANGE
       o  Limits the holding of gold bullion or certificates of deposit    o  Permits the Company to hold gold and other precious
          for gold bullion to 25% of the Company's total assets.              minerals bullion and certificates of deposit therefor
                                                                              without limitation.

PROPOSAL 4

       CURRENT INVESTMENT POLICY OR RESTRICTION                                            PROPOSED CHANGE
       o  Cash held by the Company must be invested in certificates of     o  Broadens liquid investments to include U.S. Treasury
          deposit issued by U.S. banks.  Also, up to 5% of the Company's      bills, repurchase agreements and other high grade
          total assets may be invested in South African rand-denominated      money market instruments.  Eliminates the 5%
          accounts.                                                           limitation for rand-denominated cash investments.

PROPOSAL 5

      Changing the Company's name from "ASA (Bermuda) Limited" back to "ASA Limited".



FOR A MORE DETAILED DISCUSSION OF THE PROPOSED CHANGES DISCUSSED ABOVE, PLEASE SEE "PROPOSED CHANGES TO THE COMPANY'S CONCENTRATION OF INVESTMENTS INSIDE AND OUTSIDE SOUTH AFRICA" AND "OTHER PROPOSALS" BELOW.

The expense of preparing and mailing the proxy card and the materials used for the solicitation of proxies will be paid by the Company. In addition, the Company has retained D.F. King & Co., Inc., New York, NY, to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee of approximately $[XXX] plus reimbursement of its out-of-pocket expenses. The Company will also reimburse brokers, nominees and fiduciaries that are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

As of the Record Date, the Company was not aware of any beneficial owner of more than five percent of the Company's outstanding shares. As of the Record Date, the officers and directors of the Company as a group owned less than 1% of the Company's outstanding shares.

The principal executive office of the Company is located at 11 Summer Street, 4th Floor, Buffalo, NY 14209. LGN Associates provides certain administrative and shareholder services to the Company. LGN Associates is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932. Kaufman, Rossin & Co. PA, located at 2699 South Bayshore Drive, Suite 500, Miami, FL 33133, provides accounting services to the Company. The Company does not have an outside investment adviser.

The Company provides annual and semi-annual reports to its shareholders that provide additional information about the Company's investments and discuss the market conditions and investment strategies that significantly affected the Company's results during its last fiscal year. You may receive an additional copy of the most recent annual report of the Company and a copy of any more recent semi-annual report, without charge, by calling D.F. King & Co., Inc. toll free at [1-800-XXX-XXX] or by writing to the Company c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932.

                              VOTING AT THE MEETING

     Only shareholders of record at the close of business on the Record Date will be entitled to vote. As of the Record Date, there were 9,600,000 shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If no instructions are indicated, the proxies will vote in favor of the proposals. SHAREHOLDERS HAVE FOUR OPTIONS FOR SUBMITTING THEIR VOTES: (1) BY MAIL, (2) VIA THE INTERNET, (3) BY PHONE OR (4) IN PERSON AT THE MEETING. IF YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO RECORD YOUR VOTE ON THE INTERNET AT [WWW.EPROXYVOTE.COM/XXX]. When you vote via the Internet or by phone, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. The proxy may be revoked by a shareholder at any given time prior to its use at the Meeting by a written instrument delivered to the Secretary, c/o ASA (Bermuda) Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting. If you have any questions regarding the proposals or need assistance in voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at [1-800-XXX-XXX].

                           QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company's outstanding shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If a quorum of shareholders is not present at the Meeting or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the Meeting may be adjourned to permit further solicitation of proxies from the shareholders or to allow for increased attendance at the Meeting.

Assuming that a quorum is present at the Meeting, approval for each proposal (including each sub-proposal) requires the affirmative vote of holders of a majority of the Company's outstanding voting securities, which under the Investment Company Act means the vote of: (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the voting securities of the Company present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less. Votes withheld, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owner or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the "votes cast" on a proposal. For this reason votes withheld, abstentions and "broker non-votes" will have the effect of a vote against such proposals.

The Company operates in accordance with its investment policies and restrictions, which are described in its prospectus and statement of additional information. The Company's investment policies generally are classified as "fundamental" or "non-fundamental." A fundamental policy can only be changed by a vote of shareholders. A non-fundamental policy may be changed by a vote of a majority of the Board without shareholder approval. The Company is requesting shareholder approval of the following proposed changes.

                        PROPOSED CHANGES TO THE COMPANY'S
          CONCENTRATION OF INVESTMENTS INSIDE AND OUTSIDE SOUTH AFRICA

        PROPOSAL 1: TO CHANGE THE COMPANY'S DIVERSIFICATION STATUS FROM A
           DIVERSIFIED TO A NON-DIVERSIFIED COMPANY AND TO ELIMINATE
                  RELATED FUNDAMENTAL INVESTMENT RESTRICTIONS.
       PROPOSAL 1 INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 1A, 1B AND 1C.

Although Sub-proposals 1A, 1B and 1C all relate to the Company's fundamental investment restrictions concerning diversification, each will be voted on separately as indicated on the enclosed proxy card. If any particular Sub-proposal is not approved by the Company's shareholders, the current fundamental investment policy or restriction will not be changed.

If Sub-proposal 1A, 1B or 1C is adopted, the Board will adopt as a non-fundamental policy an investment restriction which would prohibit the Company from purchasing securities of any issuer if more than 20% of the Company's total assets would be invested in securities of that issuer. The non-fundamental investment restriction will be adopted if any one of Sub-proposals 1A, 1B or 1C is approved by shareholders. A shareholder vote is not necessary to change non-fundamental policies or restrictions.

SUB-PROPOSAL  1A:  TO  CHANGE  THE  COMPANY'S   DIVERSIFICATION  STATUS  FROM  A
DIVERSIFIED TO A NON-DIVERSIFIED COMPANY.

The Company currently operates as a diversified investment company for purposes of the Investment Company Act. This means that as to 75% of its assets the Company may not purchase securities of any one issuer, if as a result, more than 5% of the Company's total assets would be invested in securities of that issuer or the Company would own or hold more than 10% of the outstanding voting securities of that issuer. Thus, only 25% of the Company's assets can be invested without regard to these limitations. The Company's diversification status is fundamental and can only be changed by a shareholder vote.

The Board has approved a proposed change in the Company's diversification status from diversified to non-diversified. If approved by shareholders, the Company would be "non-diversified" and, therefore, be permitted to invest a greater portion of its assets in the securities of a single issuer.

To the extent the Company invests a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers, the Company may be subject to greater risk with respect to fluctuations in the value of its portfolio securities than a diversified investment company. However, the Board believes managing the Company as a non-diversified investment company is consistent with the investment risk typically associated with a sector fund, and may make the Company more competitive within its peer group.

SUB-PROPOSAL 1B: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE PERCENTAGE OF ASSETS WHICH THE COMPANY MAY INVEST IN THE SECURITIES OF ANY SINGLE ISSUER.

The Company is currently subject to a fundamental investment restriction prohibiting it (except as to securities issued or guaranteed by the government of South Africa) from purchasing securities of any issuer if more than 20% of the Company's total assets would be invested in securities of that issuer. The policy also places further restrictions on the concentration of investments. This fundamental investment restriction is inconsistent with Sub-proposal 1A to operate the Company as a non-diversified investment company. Therefore the Board proposes that this fundamental investment restriction be eliminated.

     Current fundamental investment restriction proposed to be eliminated:
     --------------------------------------------------------------------

          (9) Percentage of Assets that the Company may Invest in the Securities of any one Issuer. It is the policy of the Company not to purchase the securities of any issuer if, immediately after and as a result of such purchase, the market value of such securities and all other securities of the same issuer owned by the Company exceeds 20% of the value of the Company's total assets, determined in such manner as may be approved by the Board and applied on a consistent basis (subject to the limitations of Section 2(a)(41) of the 1940 Act), except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof; provided, however, that the Company may not purchase the securities of any issuer if, immediately after and as a result of such purchase, the market value of such securities and all other securities of the same issuer owned by the Company exceeds 10% of the value of the Company's total assets, so determined, if either (a) such purchase will result in more than 40% of the value of those assets consisting of investments in companies each of which investments exceeds 10% of the value of those assets or (b) such 40% limitation is already exceeded.

SUB-PROPOSAL 1C: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE PERCENTAGE OF OUTSTANDING SECURITIES OF ANY ONE ISSUER WHICH THE COMPANY MAY ACQUIRE.

The Company is currently subject to a fundamental investment restriction prohibiting it (except as to securities issued or guaranteed by the government of South Africa) from purchasing securities of any issuer if it would own more than 10% of any class of outstanding securities of that issuer. This fundamental investment restriction is inconsistent with Sub-proposal 1A to operate the Company as a non-diversified investment company. Therefore the Board proposes that this fundamental investment policy be eliminated.

      Current fundamental investment restriction proposed to be eliminated:
      --------------------------------------------------------------------

          (10) The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is the policy of the Company not to purchase securities of any issuer if, immediately after and as a result of such purchase, the Company owns more than 10% of any class of outstanding securities of such issuer, except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTION TO BE ADOPTED IF SUB-PROPOSALS 1A AND 1B ARE ADOPTED.

If shareholders approve Sub-proposals 1A and 1B, the Board will adopt the following non-fundamental investment restriction which will be followed in managing the Company:

          The Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

This non-fundamental investment restriction could be changed by a vote of a majority of the Company's Board. By making this investment restriction non-fundamental, the Company will be able to avoid the cost and delays associated with holding a shareholder meeting if the Board decides in the future that changes to this investment restriction are in the best interests of the Company and its shareholders.

If the shareholders approve the Sub-proposals, they will become effective immediately. If any single Sub-proposal is not approved, that policy will remain unchanged.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR SUB-PROPOSALS 1A, 1B AND
1C.

     PROPOSAL 2: TO ELIMINATE OR AMEND CERTAIN OF THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING THE CONCENTRATION OF ITS INVESTMENTS
                       INSIDE AND OUTSIDE OF SOUTH AFRICA.

The Company currently is subject to fundamental investment policies that mandate that over 50% of the Company's total assets be invested in common shares or securities convertible into common shares of companies conducting, as a major portion of their business, gold mining and related activities in South Africa. The remainder of the Company's assets may be invested, subject to certain investment limits, in other South African companies, gold bullion or certificates of deposit therefor, or in companies outside of South Africa engaged in extractive or related industries or real estate. Under certain circumstances, investments in unlimited amounts may also temporarily be held in securities issued or guaranteed by the government of South Africa, in South Africa rand or in U.S. dollars.

       Current fundamental investment policies proposed to be eliminated:
       -----------------------------------------------------------------

          (a) General. It is the policy of the Company to invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of the Company's total assets, other than small amounts which may be held in cash, may be (i) invested in common shares or securities convertible into common shares of companies engaged in other businesses of varied types in South Africa, (ii) held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that the Company's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of the Company's total assets)
          and/or (iii) invested in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that the Company's investment in such companies may not exceed 20% of the value of the Company's total assets).

          If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment objectives and strategies outlined in the preceding paragraph and make temporary investments of unlimited amounts in securities issued or guaranteed by the Government of South Africa or any instrumentality thereof, or it may liquidate its investments and temporarily retain the proceeds in South African rand. Such proceeds may also be temporarily retained in United

          States dollars subject to the Company's ability to obtain dollars under exchange control regulations and the limitations contained in the Company's agreement with, and the letter from, the South African Reserve Bank dated July 18, 1958.

The fundamental investment policy contained in the first sentence of (a) above is repeated in (b)(5).

          (b)(5) Concentration of Investments in a Particular Industry or Group of Industries. It is the policy of the Company to invest over 50% of the value of its total assets in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage.

The Board  believes  that it is  IMPORTANT  to enhance the  Company's  long term investment results and growth that the Company be able to invest wherever opportunities in the gold and other precious minerals industry arise.
Accordingly, the Board has approved, subject to shareholder approval, eliminating Concentration Restriction (a) above and amending Concentration Restriction (b)(5) as set forth below. The amended policy, among other things,
(i) eliminates the requirement that a defined percentage of investments in the gold mining industry be made in South Africa, (ii) permits the Company to invest in bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) permits the Company to invest in securities that seek to replicate the price movement of gold, silver or platinum bullion and (iv) under certain circumstances, permits the Company to make temporary investments of unlimited amounts in securities issued by the U.S. Government or other high quality money market instruments.

THE EXPANDED FUNDAMENTAL POLICIES WILL PROVIDE THE COMPANY WITH GREATER FLEXIBILITY IN PURSUING ITS INVESTMENT FOCUS.

              Amended fundamental investment policy to be adopted:
              ---------------------------------------------------

          The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company's investments will be measured at the time of investment.

          If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in the preceding paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments, including, without limitation, bank certificates of deposit, bankers' acceptances, bank time deposits, notes and commercial paper.

If the shareholders approve Proposal No. 2, the amended fundamental investment policy will become effective immediately. If Proposal No. 2 is not approved, the Company's current fundamental investment policy will remain unchanged.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 2.

                                 OTHER PROPOSALS

                 PROPOSAL 3: TO AMEND THE COMPANY'S FUNDAMENTAL
       INVESTMENT RESTRICTION RELATING TO PURCHASE OR SALE OF COMMODITIES.

The Company is currently subject to a fundamental investment restriction that mandates that holdings in gold bullion or certificates of deposit therefor not exceed 25% of its total assets.

                  Fundamental investment policy to be amended:
                  -------------------------------------------

          Purchase or Sale of Commodities or Commodities Contracts. It is the policy of the Company not to purchase or sell commodities or commodities contracts, except that the Company may hold up to 25% of the value of its total assets in the form of gold bullion or certificates of deposit therefor. The Company does not intend to deal in gold bullion.

The Board has approved, subject to shareholder approval, amending this fundamental investment restriction to expand the categories of permissible commodities to include bullion and certificates of deposit therefor for silver, platinum and other precious minerals, as well as gold, and to eliminate percentage limitations with respect to such holdings. These amendments would give the Company greater flexibility to hold precious minerals commodities at times when management believes it is advantageous for the Company. In addition, the proposed fundamental investment policy contained in Proposal No. 2 above, among other things, also eliminates the percentage limitation on gold bullion and certificates of deposit for gold bullion that the Company may hold. If shareholders approve Proposal No. 2, the change proposed in Proposal No. 3 merely conforms this fundamental investment policy to the new fundamental investment policy adopted by shareholders in Proposal No. 2.

              Amended fundamental investment policy to be adopted:
              ---------------------------------------------------

          Purchase or Sale of Commodities or Commodities Contracts. It is the policy of the Company not to purchase or sell commodities or commodities contracts, except that the Company may hold assets in the form of gold, silver, platinum or other precious minerals bullion or certificates of deposit therefor. The Company does not intend to deal in bullion.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 3.

                       PROPOSAL 4: TO AMEND THE COMPANY'S
       FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS OF CASH.

The Company is currently subject to a fundamental investment restriction that mandates that cash held by the Company be invested in certificates of deposit issued by U.S. banks or in South African rand-denominated accounts, with an eligible foreign custodian or in a branch of a U.S. bank located in South Africa. The policy limits such rand-denominated cash investments to 5% of the Company's total assets.

          Current fundamental investment policy proposed to be amended:
          ------------------------------------------------------------

          Investments of Cash. It is the policy of the Company to invest its cash in certificates of deposit issued by U.S. banks. The Company may also invest its funds in South African rand denominated accounts, which may be interest bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank (as such terms are defined in the 1940 Act) located in South Africa, in an aggregate amount not exceeding 5% of the value of the Company's total assets.

To broaden the Company's investment options in highly liquid investments, the Board has approved, subject to shareholder approval, amending this fundamental investment restriction to allow the Company to invest in U.S. Treasury bills, repurchase agreements and other high grade money market instruments. The amendment may result in the Company generating higher returns on its investments of cash.

The Board has also approved, subject to shareholder approval, eliminating the 5% limitation with respect to rand-denominated cash investments located in South Africa. While the 5% limitation would no longer be a fundamental policy, the Company would continue to limit rand-denominated accounts located in South Africa to 5% of its total assets pursuant to conditions under an exemptive order granted by the Securities and Exchange Commission.

          Amended fundamental investment policy proposed to be adopted:
          ------------------------------------------------------------

          Investments  of Cash.  It is the  policy of the  Company  to invest its cash in U.S. Treasury bills, repurchase agreements and other high grade money market instruments including, without limitation, bank certificates of deposit, bankers' acceptances, bank time deposits, notes and commercial paper. The Company may also invest its funds in South African rand denominated accounts, which may be interest bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank (as such terms are defined in the 1940 Act) located in South Africa.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 4.

                    PROPOSAL 5: TO CHANGE THE COMPANY'S NAME
               FROM "ASA (BERMUDA) LIMITED" BACK TO "ASA LIMITED".

     When the Company reorganized from a South African company into a company incorporated in Bermuda in November of last year, it changed its name from "ASA Limited" to "ASA (Bermuda) Limited". The Board approved the name change so that the newly formed Bermuda company could be readily distinguished from its predecessor entity in South Africa. Now that the reorganization is complete and ASA Limited has substantially completed the winding up of its affairs in South Africa and will soon be dissolved, the Board believes that the Company should now operate under its original name. ASA Limited is the name that investors have associated with the Company for many years. The Board believes that reverting to the original name will aid investors in identifying the Company and associating it with the Company's established investor reputation. Subject to shareholder approval, the Company will change its name back to "ASA Limited" only when the affairs of its predecessor entity in South Africa have been completely wound up.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 5.

                              SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the proxy statement and proxy for the 2006 Annual General Meeting the proposal must be received no later than September 30, 2005.

Under Rule 14a-4 of the Exchange Act, a shareholder who wishes to present a proposal for consideration at the 2006 Annual General Meeting without inclusion of such proposal in the Company's proxy statement and proxy must send notice of such proposal to the Secretary of the Company no later than December 14, 2005. If notice for such proposal is not received by December 14, 2005, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

                                  OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy card will, if appointed as proxy, vote thereon in accordance with their best judgment.

                            ASA (Bermuda) Limited


                            Robert J.A. Irwin, Chairman, President and Treasurer

April [   ], 2005

                                                                        APPENDIX

--------------------------------------------------------------------------------

        GOLD PRODUCTION IN THE REPUBLIC OF SOUTH AFRICA (RSA) & THE WORLD


                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------


     2003 GOLD MINING PRODUCTION             1970 GOLD MINING PRODUCTION
------------------------------------   ----------------------------------------

        [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

(17.3%) RSA                                (67.7%) RSA
(10.6%) AUS                                (5.1%)  Canada
(5.4%)  CAN                                (1.3%)  AUS
(7.7%)  China                              (8.6%)  Other
(6.9%)  Russia                             (3.7%)  USA
(6.6%)  Peru                               (13.7%) Russia
(10.2%) USA
(35.2%) Other
------------------------------------   ----------------------------------------

GOLD COMPANIES LISTED ON THE JSE SECURITIES EXCHANGE FROM 1970 TO 2004.

--------------------------------------------------------------------------------
                       NUMBER OF JSE LISTED GOLD COMPANIES

                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

ASA (BERMUDA) LIMITED

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8641
EDISON, NJ 08818-8641

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

Vote-by-Internet:

Log on to the Internet and go to
[http://www.eproxyvote.com/XXX]
Follow the easy steps outlined
on the secured website.

Vote-by-Telephone:

Call toll-free
[1-877-PRX-VOTE (1-877-XXX-XXXX)]
Follow the easy recorded instructions.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE MARK, DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     DETACH AND RETURN THE BOTTOM PORTION ONLY

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[X]  Please mark
     votes as in
     this example.

VOTE ON PROPOSALS:

                                                FOR        AGAINST      ABSTAIN

1.   To change the Company's
     diversification status under
     the Investment Company Act of
     1940 from a diversified to a
     non-diversified company and
     eliminate related fundamental
     investment restrictions.

     1A. To change the Company's               [   ]        [   ]        [  ]
     diversification status under the
     Investment Company Act of
     1940 from a diversified to
     a non-diversified company.

                                                FOR        AGAINST      ABSTAIN

     1B. To eliminate the                      [   ]        [   ]        [  ]
     fundamental investment
     restriction concerning the
     percentage of assets which
     the Company may invest in
     the securities of any one
     issuer.

     1C. To eliminate the                      [   ]        [   ]        [  ]
     fundamental investment
     restriction concerning the
     percentage of outstanding
     securities of any one
     issuer which the Company
     may acquire.

2.   To eliminate or amend certain             [   ]        [   ]        [  ]
     of the Company's fundamental
     investment restrictions
     concerning the concentration of
     its investments inside and outside
     of South Africa.

3.   To amend the Company's                    [   ]        [   ]        [  ]
     fundamental investment restriction
     relating to purchase and sale of
     commodities.

4.   To amend the Company's                    [   ]        [   ]        [  ]
     fundamental investment restriction
     relating to investments of cash.

5.   To change the Company's name from         [   ]        [   ]        [  ]
     "ASA (Bermuda) Limited" back to
     "ASA Limited".

Please sign this proxy exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:________________________________        Date:  _______________________

Signature:________________________________        Date:  _______________________


                                   DETACH HERE

                              ASA (BERMUDA) LIMITED

              PROXY FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS

                                 June [9], 2005

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK, SIGN, DATE, AND RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE.

This proxy is being solicited on behalf of the Board of Directors of ASA (Bermuda) Limited ("Company"). The undersigned hereby appoints as proxies Henry
R. Breck and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned's shares in the Company at the Special General Meeting of Shareholders to be held on June [9], 2005 at [10:00] a.m., at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10020, and any adjournment or postponement thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal relating to the Company, with discretionary power to vote upon such other business as may properly come before the Meeting.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

            TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: [X]


                                       5